UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2012

Symetra Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 108th Avenue NE, Suite 1200, Bellevue, Washington		98004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(425) 256-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 118,677,428 shares of the Company’s common stock were entitled to vote as of March 9, 2012, the record date for the Annual Meeting, of which 106,970,532 were present in person or by proxy at the Annual Meeting.

Matters voted upon by the stockholders at the Annual Meeting were: (1) the election of two Class II Directors; (2) the approval of an advisory (non-binding) resolution on the Company’s executive compensation; and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Proposal 1

The nominees for Class II Directors listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a Class II Director with a three-year term expiring in 2015.

The results were as follows for nominee: Sander M. Levy

Voted:

For	101,299,985

% For	98.99%

Withheld	1,033,987

% Withheld	1.01%

The results were as follows for nominee: Lowndes A. Smith

Voted:

For	99,694,263

% For	97.42%

Withheld	2,639,709

% Withheld	2.58%

Broker Non Votes = 4,636,560

The names of the other directors not up for election at the Annual Meeting whose terms of office continued after the Annual Meeting were as follows:

Incumbent Class III Directors with a three-year term expiring in 2013
David T. Foy
Lois W. Grady
Thomas M. Marra

Incumbent Class I Directors with a three-year term expiring in 2014
Peter S. Burgess
Robert R. Lusardi

Proposal 2

The Company’s stockholders approved the advisory (non-binding) resolution on the executive compensation of the Company’s Named Executive Officers as described in the Company’s 2012 Proxy Statement.

The results were as follows:

Voted:

For	101,380,698

Against	737,373

Abstain	215,901

Broker Non Votes	4,636,560

Proposal 3

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The results were as follows:

Voted:

For	106,816,899

Against	152,347

Abstain	1,286

Broker Non Votes	—

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symetra Financial Corporation

May 9, 2012	By:	/s/ David S. Goldstein

Name: David S. Goldstein
Title: Senior Vice President, General Counsel and Secretary